EXHIBIT 10.1

AMENDMENT AGREEMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
AND
AMENDMENT AGREEMENT NO. 1 TO BANK FACILITY PLEDGE AGREEMENT

AMENDMENT AGREEMENT NO. 1, dated as of November 9, 2009 (this “Agreement”), to (i) the Amended and Restated Revolving Credit Agreement, dated as of May 29, 2009 (the “Credit Agreement”), among The PMI Group, Inc., a Delaware corporation (the “Borrower”), the lenders referred to therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, together with any successor in such capacity, the “Administrative Agent”) and (ii) the Pledge Agreement, dated as of September 29, 2008 (the “Bank Facility Pledge Agreement”), between the Borrower and the Administrative Agent.

INTRODUCTORY STATEMENTS

All capitalized terms not otherwise defined in this Agreement but used herein and found in the Credit Agreement shall have the meaning given them in the Credit Agreement.

The parties hereto have agreed to amend certain provisions of the Credit Agreement and the Bank Facility Pledge Agreement as hereinafter set forth, and the Borrower has requested the Lenders to consent to the release of certain collateral described below that is pledged to the Administrative Agent pursuant to the Bank Facility Pledge Agreement.

Subject to the terms and conditions hereof, the Lenders signatory to this Agreement are willing to agree to such amendments, but only upon the terms and conditions set forth herein.

In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Modifications of the Credit Agreement.

(A) The definition of “Additional Pledged Entities” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Additional Pledged Entities” means, collectively, (i) at all times prior to the First Amendment to Restated Agreement Effective Date, the following Subsidiaries of the Borrower: (A) PMI Insurance Co., (B) PMI Reinsurance Co., (C) Residential Insurance Co. and (D) PMI Mortgage Guaranty Co., and (ii) on and at all times after the First Amendment to Restated Agreement Effective Date, (A) PMI Reinsurance Co., (B) Residential Insurance Co. and (C) PMI Mortgage Guaranty Co.

(B) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:

“First Amendment to Restated Agreement” means Amendment Agreement No. 1, dated as of October 20, 2009, to this Agreement and to the Bank Facility Pledge Agreement.

“First Amendment to Restated Agreement Effective Date” has the meaning specified in Section 5 of the First Amendment to Restated Agreement.

(C) Section 6.02(d) of the Credit Agreement is hereby amended by deleting the semi-colon at the end of such subsection and replacing it with the following:

“; provided, however, that any report or filing required to be delivered to the Administrative Agent pursuant to the foregoing provisions of this Section 6.02(d) shall only be required to be delivered to the Administrative Agent following the occurrence of the first time of submission to the Arizona Department of Insurance (or such other Applicable Supervisory Authority) of such report or filing and shall not be required to be re-delivered to the Administrative Agent (absent amendment to such report or filing) if such report or filing is resubmitted to the Arizona Department of Insurance (or such other Applicable Supervisory Authority) at any time after the first time of submission to the Arizona Department of Insurance (or such other Applicable Supervisory Authority);”

(D) Section 6.02(d) of the Credit Agreement is hereby amended by adding the following immediately before “: (i) quarterly statement filings” appearing therein:

“for any such entity”

(E) Section 6.02(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“reports of minimum policyholders position and risk-to-capital ratio filed with a quarterly or annual statement filing for any such entity,”

(F) Section 7.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investments (i) by the Borrower, or any Material Subsidiary in (A) PMI Insurance or any of its Subsidiaries, provided that the aggregate amount of Investments made during the term of this Agreement in reliance on this clause (A) shall not exceed the Allowable Amount, (B) any Additional Pledged Entity, (C) any of the Borrower’s Subsidiaries not referred to in Section 7.07(c)(i)(A) in an aggregate amount not to exceed, without duplication, $5 million in any fiscal year, (D) any of FGIC Company and Ram Re Company in an aggregate amount not to exceed, without duplication, $2.5 million over the remaining term of this Agreement, (ii) by any Material Subsidiary in the Borrower, and (iii) on and after the First Amendment to Restated Agreement Effective Date, by the Borrower in PMI Insurance consisting of the contribution of Capital Stock of PMI Insurance Co. owned by the Borrower;”

SECTION 2. Modification to the Bank Facility Pledge Agreement and Release of Certain Collateral.

(A) Section 21 of the Bank Facility Pledge Agreement is hereby amended and restated in its entirety to read as follows:

21. Continuing Security Interest; Assignments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the date (the “Termination Date”) that is the earliest to occur of (i) the date on which Liens created hereunder are released by the Administrative Agent upon the written consent of the requisite Lenders pursuant to Section 10.01 of the Credit Agreement and (ii) the date on which the Credit Agreement has been irrevocably and permanently terminated and all of the Secured Obligations have been paid in full in immediately available funds, (b) be binding upon and inure to the benefit of, and be enforceable by, the Pledgor and its successors and assigns, and (c) be binding upon and inure to the benefit of, and be enforceable by, the Administrative Agent and its successors, transferees and assigns.

(B) Schedule 1 to the Bank Facility Pledge Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

(C) By its signature below, each Lender party to this Agreement hereby irrevocably consents to (i) the modification to the Bank Facility Pledge Agreement set forth in the preceding two paragraphs and (ii) the release by the Administrative Agent of all Liens arising under the Bank Facility Pledge Agreement on the Capital Stock of PMI Insurance Co. and other Pledged Collateral (as defined in the Bank Facility Pledge Agreement) directly related to the Capital Stock of PMI Insurance Co., and irrevocably authorizes the Administrative Agent to take such actions and execute and/or deliver such writings (including, without limitation, modifications of the Bank Facility Pledge Agreement) as the Administrative Agent deems necessary or appropriate in order to effect the release of such Liens.

(D) Promptly following receipt by the Administrative Agent on or after the First Amendment to Restated Agreement Effective Date of a written request from the Borrower, the Administrative Agent will (i) execute and deliver to the Borrower a Uniform Commercial Code Financing Statement Amendment on form UCC-3, in the form set forth on Annex B hereto, reflecting the release of all Liens arising under the Bank Facility Pledge Agreement on the Capital Stock of PMI Insurance Co. and other Pledged Collateral directly related to the Capital Stock of PMI Insurance Co. and (ii) deliver to the Borrower (without recourse and without any representation or warranty) any certificate in its possession evidencing Borrower’s ownership of the Capital Stock of PMI Insurance Co. The Borrower will, promptly following such deliveries by the Administrative Agent, contribute to PMI Insurance all Capital Stock of PMI Insurance Co. owned by the Borrower.

SECTION 3. Representations and Warranties.

The Borrower represents and warrants, as of the date of this Agreement and as of the First Amendment to Restated Agreement Effective Date, to the Administrative Agent, the L/C Issuer and the Lenders that:

(A) the execution and delivery of, and performance by the Borrower of its obligations under, this Agreement, the Credit Agreement (as modified by this Agreement) and the Bank Facility Pledge Agreement (as modified by this Agreement), will, when delivered, (i) have been duly authorized by all requisite corporate action on the part of the Borrower; and (ii) not violate (x) any provision of any statute, rule or regulation, or any Organization Document of the Borrower, (y) any applicable order of any court or any rule, regulation or order of any other agency of government, or (z) any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound, or be in conflict with, result in a breach of, constitute (with notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, agreement, or other instrument;

(B) upon the occurrence of the First Amendment to Restated Agreement Effective Date, each of this Agreement, the Credit Agreement (as modified by this Agreement), the Bank Facility Pledge Agreement (as modified by this Agreement) and the other Loan Documents will constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(C) no Default or Event of Default has occurred and is continuing under the Credit Agreement prior to giving effect to this Agreement;

(D) after giving effect to this Agreement, all representations and warranties set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof, unless such representation is as of a specific date, in which case, as of such date; and

(E) the Borrower has obtained all consents and waivers from any Persons necessary for the execution and delivery of, and performance of its obligations under, this Agreement, the Credit Agreement (as modified by this Agreement) and the Bank Facility Pledge Agreement (as modified by this Agreement) and any other document or transaction contemplated hereby or thereby.

SECTION 4. Amendment Fee. The Borrower hereby agrees to pay to the Administrative Agent, for the ratable benefit of each Lender which shall have executed and delivered a counterpart of this Agreement to the Administrative Agent (each such Lender, a “Consenting Lender”), by wire transfer of immediately available funds, an irrevocable and non-refundable fee (the “Amendment Fee”) in an amount equal to 0.25% of each such Consenting Lender’s Commitment, which Amendment Fee shall be fully earned, due and payable on the First Amendment to Restated Agreement Effective Date.

SECTION 5. Effective Date. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied, or waived in writing (such date being referred to herein as the “First Amendment to Restated Agreement Effective Date”):

(A) The Administrative Agent shall have received fully executed counterparts of this Agreement executed by (i) the Borrower, (ii) the Administrative Agent and (iii) the Required Lenders.

(B) The Administrative Agent shall have received the Amendment Fee.

(C) The Administrative Agent and its counsel shall have received such approvals, information, materials and other documentation as the Administrative Agent or its counsel may reasonably request, which approvals, information, materials and documentation shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

(D) All reasonable and documented fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Loan Document shall have been paid by the Borrower.

(E) All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and each Lender in connection with the Credit Agreement, this Agreement, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Kaye Scholer LLP and any other counsel to the Administrative Agent or any Lender) shall have been paid by the Borrower to the extent that the Borrower has received documentation of such expenses by 9:00 a.m. (California time) at least two Business Days prior to the First Amendment to Restated Agreement Effective Date.

(F) All representations and warranties contained in Section 3 of this Agreement and in the Amended and Restated Credit Agreement shall be true.

SECTION 6. CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS (IN EACH CASE AS MODIFIED HEREBY). THE BORROWER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS AND ALL OF THE AFFILIATES OF THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE FIRST AMENDMENT TO RESTATED AGREEMENT EFFECTIVE DATE OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE FIRST AMENDMENT TO RESTATED AGREEMENT EFFECTIVE DATE.

SECTION 7. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent and each Lender in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby or thereby (whether or not this Agreement or any such other documentation becomes effective or the transactions contemplated hereby or thereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, (i) the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent and (ii) the reasonable fees and disbursements of any other counsel to the Administrative Agent or any Lender.

SECTION 8. Limited Waiver or Modification; Ratification of Credit Agreement.

(a) Except to the extent hereby expressly waived or modified, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

(b) This Agreement shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, the L/C Issuer or the Lenders or (ii) to prejudice any right or rights which the Administrative Agent, the L/C Issuer or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent, L/C Issuer and the Lenders hereby expressly reserve all of the Administrative Agent’s, the L/C Issuer’s or the Lenders’ (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the L/C Issuer or any of the Lenders of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof or in the case of a singular or partial exercise of a right, power or remedy, preclude any other or further exercise thereof of any other right, power or remedy, nor shall any of the Loan Documents be construed as a standstill or a forbearance by any of the Administrative Agent, the L/C Issuer or the Lenders of their rights and remedies thereunder. All remedies of the Administrative Agent, the L/C Issuer or the Lenders are cumulative and are not exclusive of any other remedies under any other Loan Document or provided by applicable law. Except to the extent hereby modified, each of the Credit Agreement and the Bank Facility Pledge Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Credit Agreement and the Bank Facility Pledge Agreement as heretofore amended or modified and as modified by this Agreement are hereby ratified and confirmed. As used in (i) the Credit Agreement, the terms “Credit Agreement,” “this Agreement,” “herein,” “hereafter,” “hereto,” “hereof,” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Agreement and (ii) the Bank Facility Pledge Agreement, the terms “Pledge Agreement,” “this Pledge Agreement,” “herein,” “hereafter,” “hereto,” “hereof,” and words of similar import, shall, unless the context otherwise requires, mean the Bank Facility Pledge Agreement as modified by this Agreement. Reference to the term “Credit Agreement” appearing in the Exhibits or Schedules to the Credit Agreement or in the other Loan Documents shall, unless the context otherwise requires, mean the Credit Agreement, as modified by this Agreement, and references to the term “Bank Facility Pledge Agreement” or “Pledge Agreement” appearing in the Exhibits or Schedules to the Bank Facility Pledge Agreement or in the other Loan Documents shall, unless the context otherwise requires, mean the Bank Facility Pledge Agreement, as modified by this Agreement This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for, or against, any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Agreement as a whole.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement. The Administrative Agent shall promptly notify the Borrower and the Lenders of the occurrence of the First Amendment to Restated Agreement Effective Date.

SECTION 10. Loan Document. This Agreement is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 11. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

SECTION 13. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 14. Headings. The headings of this Agreement are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first above written.

BORROWER:

THE PMI GROUP, INC.

By: /s/ Donald P. Lofe, Jr.
Name: Donald P. Lofe, Jr.
Title: Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent, Lender and L/C Issuer

By: /s/ Tyler D. Levings

Name: Tyler D. Levings Title: Senior Vice President

CITIBANK, N.A.

By: /s/ Francisco Casal
Name: Francisco Casal
Title: Director

SUN TRUST BANK, N.A.

By: /s/ Katherine Bass

Name: Katherine Bass Title: First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Michael Thomas

Name: Michael Thomas Title: Vice President

GOLDMAN SACHS LENDING PARTNERS, LLC

By: /s/ Andrew Caditz

Name: Andrew Caditz Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By: /s/ Mark M. Cisz

Name: Mark M. Cisz Title: Executive Director

THE BANK OF NEW YORK

By: /s/ Philip Falivene

Name: Philip Falivene Title: Managing Director